SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: November 9, 2011

ENSURGE, INC.
(Exact name of registrant as specified in charter)

NEVADA	33- 03275	87-0431533
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

1001 Brickell Bay Drive, 27th Floor
Miami, Florida 33131
 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 888-978-9994

 NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “believes,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 3.02 Unregistered Sale of Equity Securities

Effective October 28, 2011 Ensurge, Inc., a Nevada corporation (the “Company”) entered into two twelve (12) month convertible Notes Payable for $605,000 each, for a total funding of $1,210,000, with an initial issue discount of 10% resulting in the Company receiving proceeds of $1,100,000.  These notes may be converted at a fixed price of $1.50 per share of the Company’s common stock.  However, if the Company obtains other financing at a lower price, then these shares issued would be adjusted to reflect the price difference. These notes also include 950,000 warrants each for a total of 1,900,000 warrants at an exercise price of $1.00 per share and have a cashless exercise provision.  In case of default the Note may be converted into common stock at $1.50 per share or 80% of the current market bid price, whichever is lower. The Company believes the sale of the notes and warrants are exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933 (as amended), as a private transaction not involving a public offering as well as Regulation D, Rule 506.

With these funds the Company paid a previous Note Payable in the amount of $561,000, which had a due date of November 15, 2011.  This note was paid in full as of October 31, 2011.

ITEM 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Promissory Note

Exhibit 10.2	Promissory Note

Exhibit 10.3	Common Stock Purchase Warrant

Exhibit 10.4	Common Stock Purchase Warrant

Exhibit 10.5	Securities Purchase Agreement

Exhibit 10.6	Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSURGE, INC.

Date: November 9, 2011	By /s/ Jeff A. Hanks
Jeff A. Hanks
Chief Financial Officer